Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

Note 20. Acquisitions

In June 2014, we acquired selected assets of RC Aluminum Industries, Inc. (“RC Aluminum”) for $1.9 million. RC Aluminum designs, manufactures and installs glass products for architects, designers, developers and general contractors. The primary assets acquired include Miami-Dade County Notices of Acceptance (NOA) for more than 50 products manufactured and sold by RC Aluminum and the right to complete two RC Aluminum’s contracted projects with an estimated value of approximately $12 million. At December 31, 2014, the assets acquired from RC Aluminum were recorded as intangible assets at fair values of $1,094 for the NOA permitted designs and $850 for the customer list of projects.
In December 2014, we acquired assets of Glasswall, LLC, a Miami, South Florida based manufacturer of impact-resistant windows and door systems used in high-rise commercial and residential buildings. As part of the transaction, we acquired a 160,000 square foot warehouse/manufacturing/office facility in Miami for $5,167, and manufacturing and assembly equipment, and Miami-Dade NOAs for products manufactured and sold by Glasswall and other tangible and intangible assets for $4,134 accounted under other assets as of December 31, 2014, pending further assessment of the purchase price allocation. The Company did not acquire any equity interest or control of Glasswall and there was no goodwill related to this transaction. Total consideration consisted 388,199 ordinary shares for $4,000 in our stock and $5,301 in cash financed in part by a 15-year, $3,920 term loan that we secured to acquire the facilities.

Fair value considerations
Assets Acquired
Land	$1,952
Buildings	3,215
Other Assets	4,134
Total	9,301
Payment method
Financial Obligations	3,920
Common Stock	4,000
Cash	1,381
Total	$9,301